                                                                   Exhibit 10.27

                                AMENDMENT TO AN

                        AGREEMENT FOR THE PROVISION OF

                      FIBER OPTIC FACILITIES AND SERVICES


     THIS AMENDMENT made and entered effective as of the 29th day of March, 1990, by and between SOUTHERN INTEREXCHANGE FACILITIES, INC. (hereinafter referred to as "SI"), an Alabama corporation with its principal place of business located at 113 1/2 South Main Street, Arab, Alabama 35016, and ALABAMA POWER COMPANY, (hereinafter referred to as "APC"), an Alabama corporation with its principal place of business located at 600 North 18th Street, Birmingham, Alabama 35291.

                              W I T N E S S E T H

     WHEREAS, the parties hereto have heretofore entered an Agreement, dated to be effective as of the 29th day of March, 1990, which Agreement provides for the provision of certain fiber optic facilities and services and which is hereby incorporated herein by reference; and

     WHEREAS, the parties deem it to be in their mutual interest to amend said Agreement.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and the further sum of One Dollar by each party in hand paid to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.   By adding and inserting in Article 5.1, the following provision:

     "Provided, however, that APC shall not be obligated to permit, and SI may not elect to choose, reimbursement of APC costs in installments, but on the contrary, may only reimburse APC on a monthly basis, as hereinabove provided, unless and until such time as APC receives such guaranty or guaranties of the payment of said installments in such form and from such entities or persons as APC shall, in its sole judgment, determine."

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed on their behalf, as of the day and year first hereinabove set forth.


                                       ALABAMA POWER COMPANY



                                       BY:  /s/ Travis J. Bowden
                                          ------------------------------
                                       Name:  Travis J. Bowden
                                            ----------------------------
                                       Title:  Executive Vice-President
                                             ---------------------------

                                       SOUTHERN INTEREXCHANGE FACILITIES, INC.


                                       BY:  /s/ Tom Mullis
                                          ------------------------------
                                          Tom Mullis
                                          It's President